EXHIBIT (10m)


Amendment dated February 1, 1994, to the Consulting Agreement Among CoBancorp Inc., PremierBank & Trust and Robert T. Bowman




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


                       [PREMIERBANK & TRUST LETTERHEAD]




                                        February 1, 1994



Mr. John S. Kreighbaum
President and Chief Executive Officer
Premier Bank & Trust
124 Middle Avenue
Elyria, Ohio 44035

RE:  CONSULTING AGREEMENT

Dear John:

This letter, when signed by you in your capacity as President and Chief Executive Officer of PremierBank & Trust (the "Bank") and President and Chief Executive Officer of CoBancorp Inc. (the "Holding Company"), will constitute an amendment to the Consulting Agreement (the "Agreement") relating to my serving as a consultant for the Bank and the Holding Company. Effective February 1, 1994, the term of the Agreement shall be extended an additional year.

If this letter correctly sets forth your agreement with respect to the subject matter hereof, please execute the enclosed copy where indicated below and return it to me.

                                        Very truly yours,

                                        Robert T. Bowman
                                        ------------------------------
                                        Robert T. Bowman

RTB:lg

                            (continued on Page 2)



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


Mr. John S. Kreighbaum
President and Chief Executive Officer
PremierBank & Trust
CoBancorp Inc.
February 1, 1994


The foregoing correctly sets forth our agreement with respect to the subject matter hereof dated February 1, 1992.



CoBancorp Inc.                          PremierBank & Trust



By:  John S. Kreighbaum                 By:  John S. Kreighbaum
     --------------------------              ----------------------------
     John S. Kreighbaum                      John S. Kreighbaum
     President and Chief Executive           President and Chief Executive
        Officer                                 Officer



By:  Lois E. Gunning                    By:  Lois E. Gunning
     --------------------------              ----------------------------
     Lois E. Gunning                         Lois E. Gunning
     Corporate Secretary                     Corporate Secretary





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